SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported) January 19, 2004
                                                 ----------------


                            CACTUS NEW MEDIA I, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     0-30621                 65-0907798
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(State or other jurisdiction       (Commission File           (IRS Employer
      or incorporation)                 Number)            Identification No.)


                   437 41st Street, Miami Beach, Florida 33140
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (305) 672-9200
                                                   --------------


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          (Former name or former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS
         ---------------------------------------------

         Cactus New Media I, Inc. (the "Registrant") and Durland & Company, PPA., ("DURLAND") have mutually agreed that DURLAND will resign as the Registrant's independent accountant, effective January 19, 2004.

         (a) Previous Independent Accountants.

             (i) Effective January 19, 2004, DURLAND has resigned as the principal accountants to audit Registrant's financial statements.

             (ii) The reports of DURLAND on the financial statements of Registrant for the period starting April 9, 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle; however, the reports were modified to include an explanatory paragraph wherein DURLAND expressed substantial doubt about the Registrant's ability to continue as a going concern. Kaufman & Rossin had been the previous principal accountants to audit the Registrant's financial statements, as evidenced by the 8-K filed on April 11, 2003, thus encompassing Two years back in time.

             (iii) DURLAND's decision was presented to the Registrant and approved by the Registrant's Board of Directors (the Registrant currently has no formal Audit Committee).

             (iv) In connection with its audit for the two most recent fiscal years and including the interim period up to and including the date of dismissal, there have been no disagreements with DURLAND on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of DURLAND would have caused them to make reference thereto in their reports on the financial statements for such years; however, the reports were modified to include an explanatory paragraph wherein DURLAND expressed substantial doubt about the Registrant's ability to continue as a going concern.

             (v) During the most recent fiscal year and including the interim period up to and including the date of dismissal, the Registrant has had no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant requested DURLAND furnish a letter addressed to the Securities and Exchange Commission stating whether or not DURLAND agrees with the statements made above and, if not, stating the respects in which it does not agree. A copy of this letter, dated January 19, 2004, is filed as Exhibit 16.1 to this Form 8-K.


















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
         (b) Engagement of New Independent Accountants.

             (i) Effective April 9, 2003, the Registrant engaged the accounting firm of BAUM & Company, PPA ("BUAM") as the Registrant's new independent accountants to audit the Registrant's financial statements for the fiscal year ending December 31, 2003.

             (ii) The Registrant has not consulted with BAUM during the last two years or subsequent interim period up to and including the date BAUM was engaged on either the application of accounting principles or type of opinion BAUM might issue on the Registrant's financial statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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         (c) Exhibits

             16.1   Letter of DURLAND & Co. pursuant to Item 304 of
                    Regulation S-B.











                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CACTUS NEW MEDIA I, INC.


                                   By:/s/ RS SCHMITT
                                   -----------------------------------
                                   RS Schmitt, Chief Executive Officer

DATED: January 19, 2004















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